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                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                                DATED MAY 1, 1999

CHANGE IN ADDRESS

           Effective September 13, 1999, the address of the Company's principal offices will be:

           The Manufacturers Life Insurance Company of North America 500 Boylston Street

           Suite 400
           Boston, MA 02116-3739

           The Annuity Service Office mailing address is:

           The Manufacturers Life Insurance Company of North America Post Office Box 9230

           Boston, MA 02205-9230


INFORMATION REGARDING THE ULTIMATE PARENT COMPANY OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

           The fifth paragraph under "General Information About the Company" is amended and restated as follows:

"On January 20, 1998, the Board of Directors of The Manufacturers Life Insurance Company ("Manulife"), our ultimate parent company, announced that it had asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to a publicly traded, shareholder-owned company. On May 19, 1999 this plan was approved by the Board of Directors of Manulife and on July 29, 1999, Manulife's eligible policyholders voted in favor of demutualization. Provided that all necessary regulatory approvals are obtained, Manulife expects that demutualization will take place in Autumn, 1999."


DISTRIBUTION OF CONTRACTS

           The following replaces the sixth sentence of the first paragraph under the heading "Distribution of the Contract."

           "WLA is a wholly owned subsidiary of MWL, the holding company that is 78.4% owned by The Manufacturers Life Insurance Company (U.S.A.) and 21.6% owned by MRL Holding, LLC."

                      SUPPLEMENT DATED SEPTEMBER 13, 1999.